Other intangible assets	6 Months Ended
Jun. 30, 2023
Notes and other explanatory information [abstract]
Disclosure of intangible assets [text block]
11.	Other intangible assets

During the six months ended 30 June 2023, the Group acquired $2.9 million of software assets. The Group recognized $0.4 million and $0.4 million of amortization expense for the six months ended 30 June 2023 and 2022, respectively.

During the six months ended 30 June 2023, following the termination of the agreement with Biosana, the Group derecognized $15.0 million of other intangible assets relating to intellectual property rights for the co-development and commercialization of AVT23. A corresponding receivable was recognized to reflect the claim against Biosana for full reimbursement.